Exhibit 32.1

CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Arthur Zafiropoulo, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

•                  the Quarterly Report of Ultratech, Inc. on Form 10-Q for the period ended April 1, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•                  the information contained in such Quarterly Report fairly presents in all material respects the financial condition and results of operations of Ultratech, Inc.

By:	/s/ ARTHUR ZAFIROPOULO
Name: Arthur Zafiropoulo
Title: Chief Executive Officer

I, Bruce Wright, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

•                  the Quarterly Report of Ultratech, Inc. on Form 10-Q for the period ended April 1, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•                  the information contained in such Quarterly Report fairly presents in all material respects the financial condition and results of operations of Ultratech, Inc.

By:	/s/ BRUCE WRIGHT
Name: Bruce Wright
Title: Chief Financial Officer

*A signed original of this written statement required by Section 906 has been provided to Ultratech, Inc. and will be retained by Ultratech, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.